UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 23, 2021

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Ulster Street, Suite 1225 Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Centurion Commitment Letter

On November 23, 2021, Assure Holdings Corp. (the “Company”) entered into an amending agreement (the “Amending Agreement”) to its commitment letter dated March 8, 2021 (the “Commitment Letter”), with Centurion Financial Trust, an investment trust managed by Centurion Asset Management Inc. (“Centurion”) in respect of the Company’s previously disclosed $11,000,000 credit facility (the “Credit Facility”) with Centurion comprised on a $9,000,000 senior term loan (the “Senior Term Loan”), funded in two tranches of $6,000,000 and $3,000,000, and a $2,000,000 revolving loan (the “Revolving Loan”).  The first tranche of the Senior Term Loan and the Revolving Loan were previously funded in June 2021.  The Credit Facility, including the Commitment Letter and the related Debenture dated June 9, 2021, Guarantee dated June 9, 2021, Security Agreement dated June 9, 2021 and Contract Assignment dated June 9, 2021, were previously described in the Company’s Current Report on Form 8-K as filed with the Commission on June 16, 2021.

The Amending Agreement amended the terms of the second tranche of the Senior Term Loan.  Previously, the Commitment Letter had provided that the Company could only access the second tranche of the Senior Term Loan solely for funding certain acquisition transactions.  As amended, the Company may now access the second tranche of the Senior Term Loan of up to $3,000,000 for growth initiatives and general working capital purposes.  Further, the Amending Agreement clarified the Company’s reporting requirements in relation to the “Borrowing Base” which had previously been left undefined.  Under the Amending Agreement, the Company will (i) continue to provide Centurion monthly financial reporting of its detailed aging account receivable balances along with supporting details, (ii) update the monthly reporting information to include any and all new subsidiaries that are to be formed for the Company’s business to ensure the reports capture all invoicing, billings and collections for the consolidated business for purposes of determining the “Borrowing Base”, and (iii) the “Borrowing Base” covenant, which was previously undefined, is defined as combined advances under the Credit Facility (both tranches combined, “Combined Advances”) are not to exceed the Borrowing Base, which is defined as 75% of accounts receivable under 240 day less priority payables. A monthly Borrowing Base covenant calculation is to be provided to Centurion within 25 days of month end. If for any reason whatsoever, the aggregate outstanding principal amount of Combined Advances shall, at any time, exceed the Borrowing Base (any such amount of the excess at any time,  an "Excess Amount"), then promptly on demand from Centurion, the Company shall repay in an amount equal to or greater than the Excess Amount so as to reduce the Excess Amount at the time of repayment to zero.

The Amending Agreement also provides for certain conditions precedent, including completion of a concurrent $4,000,000 equity raise, which the Company completed on November 15, 2021 and delivery of additional documentation as requested by Centurion.  The Amending Agreement contains several conditions subsequent including delivery of (i) an updated financial model, (ii) an updated accounts receivable as of November 16, 2021, (iii) an updated organizational chart, (iv) confirmation of additional security registrations and (v) such additional information as Centurion may request in its analysis of the above items.

The Amending Agreement provides that each of the Debenture, Guarantee, Security Agreement and Contract Assignment are deemed to have been amended, effective the same date as the Amending Agreement, to the extent necessary to give effects to the amendments in the Amending Agreement, with formal amendments to occur with 90 days of the date of the Amending Agreement or such longer period as the parties may agree.

The above summary of the material terms of the Amending Agreement is qualified in its entirety by the Amending Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Management Private Placement

On November 27, 2021, Assure Holdings Corp. (the “Company”) entered into binding securities purchase agreements (the “Securities Purchase Agreement”) with certain of its officers, directors, employees and consultants (the “Investors”) pursuant to which the Company sold and issued to the Investors an aggregate of

70,300 shares of common stock of the Company, par value $0.001 (“Shares”) at an issue price of $6.19 per Share, for gross proceeds of $435,157 (the “Management Private Placement”). The Shares were issued to the investors for cash pursuant to Rule 506(b) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and Section 4(a)(2) thereunder pursuant to the representations and warranties of the Investors. The purchase price per Share was determined based on the closing bid price of the Company’s Shares on the Nasdaq Capital Market on November 26, 2021, the day immediately preceding the date the Company and the Investors entered into binding agreements in relation to the Management Private Placement.

The above summary of the material terms of the Securities Purchase Agreement is qualified in its entirety by the form of Securities Purchase Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 regarding the Amending Agreement is incorporated herein by reference.  On November 24, 2021, in connection with the Amending Agreement and the satisfaction of the conditions precedent thereunder, the Company drew upon the second tranche of the Senior Term Loan in the full amount of $3,000,000.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K related to the Management Private Placement is incorporated herein by reference. In connection with the Management Private Placement, the Company issued the Shares to the Investors on November 29, 2021.

Item 9.01  Exhibits

Exhibit No.Name

10.1Amending Agreement, dated November 23, 2021

10.2*Form of Securities Purchase Agreement

104Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: November 30, 2021	By:	/s/ John Price
	Name:	John Price
	Title:	Chief Financial Officer